UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               December 5, 2001 (Date of earliest event reported)


                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


           UTAH                          0-27646                 87-0482806
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 387-5353


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

On December 5, 2001, Gum Tech International, Inc. ("Gum Tech") purchased Zensano, Inc.'s 40% ownership interest in Gel Tech, L.L.C. ("Gel Tech"), resulting in Gel Tech becoming a wholly-owned subsidiary of Gum Tech. This purchase was reported in Gum Tech's Current Report on Form 8-K filed December 14, 2001.

(a)  GEL TECH, L.L.C. FINANCIAL STATEMENTS

Attached hereto as Exhibit 99.1 are financial statements of Gel Tech as of September 30, 2001 (unaudited) and December 31, 2000 and 1999, and for the nine months ended September 30, 2001 and 2000 (unaudited) and the years ended December 31, 2000 and 1999.

(b)  PRO FORMA FINANCIAL INFORMATION

Attached hereto as Exhibit 99.2 are pro forma condensed consolidated financial statements of Gum Tech which give effect to the completion of Gum Tech's purchase from Zensano, Inc. of Zensano, Inc.'s 40% ownership interest in Gel Tech.

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
99.1           Gel Tech, L.L.C. Financial Statements.

99.2 Gum Tech International, Inc. Pro Forma Condensed Consolidated Financial Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GUM TECH INTERNATIONAL, INC.
                                    (Registrant)


                                    /s/ William J. Hemelt
                                    --------------------------------------------
                                    (Signature)

                                    William J. Hemelt
                                    Executive Vice President, Chief Financial
                                    Officer and Secretary

Date: February 12, 2002

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
99.1           Gel Tech, L.L.C. Financial Statements.

99.2 Gum Tech International, Inc. Pro Forma Condensed Consolidated Financial Statements.